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                                                                    EXHIBIT 10.2

                             FIRST AMENDMENT TO THE
                        AMENDMENT AND RESTATEMENT OF THE
                              EQUITY INCENTIVE PLAN
                               OF MANOR CARE, INC.

            WHEREAS, Manor Care, Inc. (the "Company") has adopted the Amendment and Restatement of the Equity Incentive Plan of Manor Care, Inc. (the "Plan") for the benefit of its key employees, directors and consultants;

            WHEREAS, pursuant to Section 11.2 of the Plan the Board of Directors of the Company (the "Board") has the authority to amend the Plan.

            WHEREAS, at a meeting of the Board of Directors held on May 5, 2004 the Board approved an amendment to eliminate the automatic grant of options to Outside Directors contained in Section 4.5 of the Plan.

            NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended, effective as of May 5, 2004, by deleting Section 4.5 in its entirety.

            IN WITNESS WHEREOF, the Company has caused this amendment to the Plan to be executed by its duly authorized officer as of May 6, 2004.

                                       MANOR CARE, INC.

                                        /s/ R. Jeffrey Bixler
                                       ---------------------------------------
                                       R. Jeffrey Bixler
                                       Secretary of Manor Care, Inc.